Unilab
                   Pro Forma Financial Statements (Unaudited)


The following pro forma financial statements have been derived by the application of pro forma adjustments to the Company's historical financial statements. The pro forma statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 give effect to the asset purchase agreements with Meris and BCL as if such transactions had been consummated as of January 1, 1998. The pro forma balance sheet gives effect to the asset purchase agreement with BCL as if such transaction had occurred as of March 31, 1999. The adjustments are described in the accompanying notes. The pro forma financial statements should not be considered indicative of actual results that would have been achieved had the asset purchase agreements with Meris and BCL been consummated on the dates indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The pro forma financial statements should be read in conjunction with Unilab's, Meris', and BCL's historical financial statements and the notes thereto.


                                                Unilab Corporation
                                              ProForma Balance Sheet
                                               As of March 31, 1999
                                                    (Unaudited)
                                                  (in thousands)

                                             Historical Unilab       Historical BCL            Pro Forma         Pro Forma
                                              March 31, 1999      February 28, 1999(a)        Adjustments         Unilab

ASSETS
Current Assets:
                                                                                               $(421)   (b)
Cash and cash equivalents                           $27,470                  $421             (8,543)   (c)        $18,927
Accounts receivable, net                             43,471                 9,148                                   52,619
Inventory of Supplies                                 3,232                 1,469                                    4,701
Prepaid expenses and other
    current assets                                    1,575                   750               (750)   (b)          1,575
                                                      -----                   ---               -----                -----
Total current assets                                 75,748                11,788             (9,714)               77,822

Property and equipment, net                          11,274                 1,128               (770)   (b)         11,632

                                                                                             (21,633)   (b)
Goodwill, net                                        56,447                21,633              32,445   (e)         88,892

Other intangible assets, net                          2,221                     -                                    2,221

Other assets                                          5,565                   888               (888)   (b)          5,565
                                                      -----                   ---               -----                -----
                                                   $151,255               $35,437              $(560)             $186,132
                                                   ========               =======              =========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Current portion of long-term debt                    $1,176               $61,355           $(61,355)   (b)          1,176

Accounts payable and accrued                                                                 (12,707)   (b)
    liabilities                                      16,466                13,882               2,369   (d)         20,010

Accrued payroll and benefits                          7,762                 1,983                   -                9,745
                                                      -----                 -----        ------------                -----
Total current liabilities                            25,404                77,220            (71,693)               30,931

Long-term debt, net of current                                                                (9,210)   (b)
    Portion                                         136,882                 9,210              25,000   (c)        161,882

Other liabilities                                     4,163                     -               1,100   (b)          5,263
                                                      -----            ----------               -----                -----
                                                    166,449                86,430            (54,803)              198,076
Shareholders' Equity (Deficit)
Convertible preferred stock                               4                     -                                        4

                                                                                                 (25)   (b)
Common stock                                            407                    25                  10   (c)            417

                                                                                             (22,775)   (b)
Additional paid-in capital                          228,435                22,775               3,240   (c)        231,675

Accumulated deficit                               (244,040)              (73,793)              73,793   (b)      (244,040)
                                                  ---------              --------              ------            ---------
Total shareholders' equity (deficit)               (15,194)              (50,993)              54,243             (11,944)
                                                   --------              --------              ------             --------
                                                   $151,255               $35,437              $(560)             $186,132
                                                   ========               =======              ======             ========

See Notes to Pro Forma Balance Sheet

                                     Unilab
                   Notes to Unaudited Pro Forma Balance Sheet

(a) On April 5, 1999, Unilab and BCL signed an asset purchase agreement whereby Unilab acquired substantially all of the assets of BCL. The agreement was effective on and Unilab took possession of the acquired net assets on May 10, 1999. BCL had a year-end date of February 28, and therefore BCL's balance sheet at its natural quarterly period of February 28, 1997 has been included in Unilab's pro forma balance sheet at March 31, 1999.

(b) Adjustment to reflect the net assets and liabilities not acquired or assumed by Unilab as part of the acquisition of BCL. All acquired assets and assumed liabilities, consisting principally of accounts receivable, inventory of supplies, property and equipment, accrued payroll and benefits and certain accounts payable and other liabilities, were recorded at their fair value, which equated to the value in BCL's accounting records at November 30, 1998 except property and equipment, net, which was written down by $2.1 million from $2.5 million to $0.4 million to reflect the fair market value of the property and equipment expected to be retained by Unilab in its ongoing business.

(c) Adjustment to reflect the purchase price for the acquired net assets of BCL noted in (a) above, consisting of a subordinated promissory note in the principal amount of $25.0 million, bearing interest on the outstanding balance at a rate of 7.5% per annum, $8.5 million in cash and the issuance of 1.0 million shares of Unilab common stock valued at the closing price on April 5, 1999 of $3.25 a share.

(d) Adjustment to reflect an accrual of approximately $2.4 million in costs (primarily severance and payment of attorney fees and other closing costs) expected to be incurred in connection with the integration of the acquired BCL operations with those of Unilab and the closing of the asset purchase agreement.

(e) The acquisition of the net assets of BCL is expected to result in approximately $32.4 million of additional goodwill, determined as follows:

                                                         (in thousands)
     Accounts receivable                                       $9,148
     Inventory of supplies                                      1,469
     Property and equipment                                       358
                                                                  ---
     Goodwill                                                  32,445
         Assets acquired                                      $43,420
                                                              =======
     Issuance of note                                          25,000
     Accrued payroll and benefits                               1,983
     Assumed accounts payable                                   2,275
     Liabilities associated with integration period             2,019
     Acquisition fees, primarily legal costs                      350
     Cash payment                                               8,543
     Common stock issued                                        3,250
                                                                -----
     Purchase price/liabilities assumed or incurred           $43,420
                                                              =======

     Goodwill will be amortized over 20 years.


                               Unilab Corporation
                        Pro Forma Statement of Operations
                          Year Ended December 31, 1998
                                   (Unaudited)
                    (in thousands, except per share amounts)

                                               Historical Unilab   Historical Meris   Historical BCL     Pro Forma       Pro Forma
                                                 Jan 1-            Jan 1-Nov 5,       Dec 1, 1997-       Adjustments      Unilab
                                               Dec 31, 1998        Nov 5, 1998 (a)    Nov 30, 1998 (b)
                                               ------------------ -----------------   ---------------    -----------       ------

Revenue                                              $217,370       $22,008           $57,573                            $296,951

Cost of Services                                      152,007        21,745            47,815                             221,567
                                                                                                           624 (c)
                                                                                                       (3,357) (f)
Amortization and depreciation                           7,592             -             4,667            1,692 (g)         11,218

Selling, general and administrative expenses           33,530         9,386            16,551                              59,467
Writedown of intangible assets                              -             -            44,727          (44,727 (j)           -
                                                    ---------      --------            ------          -----------        -------
Total operating expenses                              193,129        31,131           113,760                             292,252
                                                      -------        ------           -------                             -------

Operating income (loss)                                24,241       (9,123)          (56,187)                               4,699
                                                                                                         (427) (d)
                                                                                                           889 (e)
Other expenses:                                                                                        (9,529) (h)
Interest, net                                          13,538           427             9,529            1,875 (i)         16,302

Other                                                       -             -             (280)                              (280)
                                                  -----------      --------        ----------                            --------
Income (loss) before income taxes                      10,703       (9,550)          (65,436)                            (11,323)
Tax provision                                               -             -                 -                                 -
                                                  -----------      --------        ----------                            --------
Net income (loss)                                      10,703       (9,550)          (65,436)                            (11,323)
                                                       ======       =======          ========                            ========

Preferred stock dividends                                 131             -                 -                                 131
Net income (loss) available to
   common stockholders                                $10,572      $(9,550)         $(65,436)                           $(11,454)
                                                      =======      ========         =========                           =========

Earnings (loss) per share:
Basic                                                   $0.26                                                             $(0.27)
Diluted                                                 $0.25                                                             $(0.27)


See Notes to Pro Forma Statements of Operations




                                                Unilab Corporation
                                         Pro Forma Statement of Operations
                                         Three Months ended March 31, 1999
                                                    (Unaudited)
                                     (in thousands, except per share amounts)

                                                        Historical Unilab         Historical BCL             Pro Forma    Pro Forma
                                                       Jan 1-Mar 31, 1999   Dec 1,1998-Feb 28, 1999(b)    Adjustments      Unilab
                                                       ------------------  ---------------------------    -----------       ------

Revenue                                                    $63,559               $13,193                                    $76,752
Direct Laboratory and Field Expenses:
    Salaries, wages and benefits                            18,455                 7,197                                     25,652
    Supplies                                                 8,827                 2,718                                     11,545
    Other operating expenses                                15,416                 4,927                                     20,343
                                                            ------                 -----                                     ------
                                                            42,698                14,842                                     57,540
                                                                                                              (593) (f)
                                                                                                            (3,357) (f)
Amortization and depreciation                                1,897                   922                        423 (g)      2,649

Selling, general and administrative expenses                 9,312                     -                                      9,312
Writedown of intangible assets                                   -                 1,331                    (1,331) (j)          -
                                                        ----------                 -----                    --------        -------
Total operating expenses                                    53,907                17,095                                     69,501
                                                            ------                ------                                     ------

Operating income (loss)                                      9,652               (3,902)                                      7,251

Other expenses:                                                                                           (2,515) (h)
Interest, net                                                3,486                 2,515                      469 (i)         3,955

Other                                                            -                     3                                         3
                                                        ----------              ---------                                    -------
Income (loss) before income taxes                            6,166               (6,420)                                      3,293
Tax provision                                                    -                     -                                          -
                                                        ----------            ----------                                    -------
Net income (loss)                                            6,166               (6,420)                                     3,293
                                                             =====               =======                                    =======

Preferred stock dividends                                       33                     -                                         33
Net income (loss) available to common stockholders          $6,133              $(6,420)                                     $3,260
                                                            ======              ========                                     ======

Earnings (loss) per share:
Basic                                                        $0.15                                                            $0.08
Diluted                                                      $0.14                                                            $0.07

See Notes to Pro Forma Statements of Operations

                                     Unilab
              Notes to Unaudited Pro Forma Statement of Operations



(a) On September 16, 1998, Unilab and Meris signed an asset purchase agreement whereby Unilab acquired substantially all the assets of Meris. The agreement was approved on October 28,1998 by the United States Bankruptcy Court in Los Angeles, California, and Unilab took possession of the acquired net assets on November 5, 1998. The results of operations of Meris for the period from January 1 through November 5, 1998 have been included in Unilab's pro forma statement of operations for the year ended December 31, 1998. The results of operations of Meris since November 5, 1998 have been included in Unilab's historical results of operations.

(b) On April 5, 1999, Unilab and BCL signed an asset purchase agreement whereby Unilab acquired substantially all of the assets of BCL. The agreement was effective on and Unilab took possession of the acquired net assets on May 10, 1999. BCL had a year-end date of February 28 and therefore BCL's results for the twelve months ended November 30, 1998 have been included in Unilab's pro forma statement of operations for the year ended December 31, 1998.

(c) To reflect additional amortization expense for the period from January 1 through November 5, 1998 associated with the goodwill and other intangible assets recorded in connection with the acquisition of Meris.

(d) To reflect the elimination of the historical interest expense incurred by Meris.

(e) To reflect interest expense for the period from January 1 through November 5, 1998 associated with the issuance of a $14.0 million convertible subordinated note, bearing interest on the outstanding balance at a rate of 7.5% per annum, in connection with the acquisition of Meris.

(f) To reflect the elimination of the historical amortization expense incurred by BCL

(g) To reflect additional amortization expense associated with the goodwill recorded in connection with the acquisition of BCL, written-off over a 20-year period.

(h) To reflect the elimination of the historical interest expense incurred by BCL.

(i) To reflect the interest expense associated with the issuance of a $25.0 million subordinated note, bearing interest on the outstanding balance at a rate of 7.5% per annum, in connection with the acquisition of BCL.

(j) To reflect the elimination of the non-recurring charge recorded by BCL to write-down intangible assets and goodwill for the permanent decline in value below the Company's previous unamortized historical cost and the write-down of fixed assets to fair market value.

(k)  The number of shares used in the calculation of basic and diluted earnings
     (loss) per share are as follows:


                                                                Year ended               Three months
                                                               Dec 31, 1998            ended Mar 31, 1999
                                                               ------------            ------------------

     Weighted average shares outstanding                         40,665,289                40,728,546
     Shares issued in connection with
         the Bio-Cypher acquisition                               1,000,000                 1,000,000
                                                                  ---------                 ---------
     Shares used to compute basic EPS                            41,665,289                41,728,546
     Assumed conversion of $14.0 note
         issued in connection with the acquisition of Meris               -                 4,666,667
         Stock Options                                                    -                 1,736,740
         Convertible preferred stock                                      -                   364,000
                                                               ------------                   -------
     Shares issued to compute diluted EPS                        41,665,289                48,495,953
                                                                 ==========                ==========

     The assumed conversion of the $14.0 million convertible subordinated note issued in connection with the acquisition of Meris, the conversion of preferred stock and the effect of stock options have not been included in the calculation of pro forma diluted loss per share since its effect would be anti-dilutive for the year ended December 31, 1998.